Financial instruments	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Financial Instruments	Financial Instruments
Fair value
Fair values of financial assets and liabilities are determined based on available market information and valuation methodologies appropriate to each situation. Judgments are required in the interpretation of the market data to produce the most appropriate fair value estimates. The use of different market information and/or evaluation methodologies may have a material effect on the fair value amounts.
As at December 31, 2024, derivatives were measured at fair value based on Level 2 inputs.

The carrying values of cash and cash equivalents, short-term investments, accounts receivable, deposits, and accounts payable and accrued liabilities approximate their fair values due to their short terms to maturity or the discount rate used approximates to the contractual interest rate. At December 31, 2024, the carrying value of loans and borrowings, including accrued interest, was $602.2 million while the fair value is approximately $585.2 million. At December 31, 2024, the carrying value of notes receivable, including accrued interest, was $12.0 million which approximates its fair value.
Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s receivables from customers. The carrying amount of the financial assets below represents the maximum credit risk exposure as at December 31, 2024 and December 31, 2023:

	December 31, 2024	December 31, 2023
Cash and cash equivalents	$50,402	$111,738
Accounts receivable	18,399	5,710
Derivatives	—	11,254
Note receivable	12,009	17,413
Deposits and other assets	4,961	9,484
	$85,771	$155,599

The Company invests cash and cash equivalents with financial institutions that are financially sound based on their credit rating.

The Company’s exposure to credit risk associated with accounts receivable is influenced mainly by the individual characteristics of each customer.

In 2022, one of the Company's customers in Brazil, Paranapanema S/A ("PMA"), filed for bankruptcy protection. As a preferred supplier to PMA, the Company had a note receivable arrangement with PMA, which was excluded from the judicial recovery process and provides the Company with certain judicial guarantees. According to the note receivable arrangement, repayment was structured over 24 monthly installments beginning in March 2024, with an annual interest rate equivalent to Brazil's CDI rate of approximately 11.65%.
At December 31, 2024, PMA is in default of the agreement and the gross amount of accounts and note receivable from PMA was $20.7 million (December 31, 2023 - $25.2 million). Accordingly, the note receivable is considered credit impaired, and the Company increased the expected credit loss provision by $8.0 million in the year ended December 31, 2024 (provision of $4.1 million for the year ended December 31, 2023). After adjusting for credit loss provision and present value discount of $13.1 million (December 31, 2023 - $7.7 million), the book value of the PMA note receivable at December 31, 2024 was $7.6 million (December 31, 2023 - $17.4 million.), of which
Liquidity risk

Liquidity risk is the risk associated with the difficulties that the Company may have meeting the obligations associated with financial liabilities that are settled with cash payments or with another financial asset. The Company's approach to liquidity management is to ensure as much as possible that sufficient liquidity exists to meet their maturity obligations on the expiration dates, under normal and stressful conditions, without causing unacceptable losses or with risk of undermining the normal operation of the Company.

The table below shows the Company's maturity of non-derivative financial liabilities on December 31, 2024:

Non-derivative financial liabilities	Carrying value	Contractual cash flows	Up to 12 months	1 - 2 years	3 - 5 years	More than 5 years
Loans and borrowings (including interest)	$602,189	$791,475	$74,251	$105,989	$611,235	$—
Accounts payable and accrued liabilities	95,120	95,120	95,120	—	—	—
Other non-current liabilities	5,825	5,825	—	4,771	666	388
Leases	17,885	19,431	11,995	6,398	1,038	—
Total	$721,019	$911,851	$181,366	$117,158	$612,939	$388

The Company also has a derivative financial liability for foreign exchange collar contracts whose notional amounts and maturity information are disclosed below under foreign exchange currency risk.
Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, foreign exchange rates, and commodity prices. The purpose of market risk management is to manage and control exposures to market risks, within acceptable parameters, while optimizing return.

The Company may use derivatives, including options, forwards and swap contracts, to manage market risks.
The Company's outstanding derivative instruments as of December 31, 2024 are as follows:

Contract Description	Notional Amount	Denomination	Weighted average floor	Weighted average cap / forward price	Maturities
Foreign exchange collar (i)	$390.0 million	USD/BRL	5.43	6.49	January 2025 - December 2025
Gold collar (iii)	30,000 ounces	$ / oz	$2,200	$3,425	January 2025 - December 2025
(i) Foreign exchange currency risk
The Company’s subsidiaries in Brazil are exposed to exchange risks primarily related to the US dollar. In order to minimize currency mismatches, the Company monitors its cash flow projections considering future sales expectations indexed to US dollar variation in relation to the cash requirement to settle the existing financings.

The Company's exposure to foreign exchange currency risk at December 31, 2024 relates to $60.0 million (December 31, 2023 – $17.2 million) in loans and borrowings of MCSA denominated in US dollars and Euros. In addition, the Company is also exposed to foreign exchange currency risk at December 31, 2024 on $513.6 million of intercompany loan balances (December 31, 2023 - $342.2 million) which have contractual repayment terms. Strengthening (weakening) in the Brazilian Real against the US dollar at December 31, 2024 by 10% and 20%, would have decreased (increased) pre-tax net loss by $57.3 million and $114.6 million, respectively. This analysis is based on the foreign currency exchange variation rate that the Company considered to be reasonably possible at the end of the year and excluding the impact of the derivatives below. The analysis assumes that all other variables, especially interest rates, are held constant.
The Company may use certain foreign exchange derivatives, including collars and forward contracts, to manage its foreign exchange risks. At December 31, 2024, the aggregate fair value of the Company's foreign exchange derivatives was a net liability of $17.9 million (December 31, 2023 - asset of $11.3 million), which is reflected in current portion of derivatives liabilities. The fair values of foreign exchange contracts were determined based on option pricing models, forward foreign exchange rates, and information provided by the counter party.
The change in fair value of foreign exchange derivatives was an unrealized loss of $30.8 million for the year ended December 31, 2024 (a gain of $7.6 million for the year ended December 31, 2023) and has been recognized in foreign exchange (loss) gain. In addition, during the year ended December 31, 2024, the Company recognized a realized loss of $8.2 million (realized gain of $11.4 million for the year ended December 31, 2023) related to the settlement of foreign currency forward collar contracts.
(ii) Interest rate risk

The Company is principally exposed to the variation in interest rates on loans and borrowings with variable rates of interest. Management reduces interest rate risk exposure by entering into loans and borrowings with fixed rates of interest or by entering into derivative instruments that fix the ultimate interest rate paid.

The Company is principally exposed to interest rate risk through its Senior Credit Facility and Brazilian Real denominated bank loans. Based on the Company’s net exposure at December 31, 2024, a 1% change in the variable rates would not materially impact its pre-tax annual net income.
(iii) Price risk

The Company may use derivatives, including forward contracts, collars and swap contracts, to manage commodity price risks.
At December 31, 2024, the Company has entered into zero-cost gold collar contracts on 2,500 ounces of gold per month from January 2025 to December 2025, representing approximately 50% of its estimated production volumes for the period. As of December 31, 2024, the fair value of these contracts was a net liability of $0.1 million (December 31, 2023 - nil). The fair value of gold collar contracts was determined based on option pricing models, forward gold price, and information provided by counter party. At December 31, 2024, the Company does not have any outstanding copper collar contracts (December 31, 2023 - liability of $0.6 million).
During the year ended December 31, 2024, the Company recognized an unrealized gain of $0.2 million (unrealized loss of $0.1 million for the year ended December 31, 2023) and a realized loss of $2.6 million (realized loss of $1.8 million for the year ended December 31, 2023) in relation to its commodity derivatives in in other income or loss.
At December 31, 2024, the Company had provisionally priced sales that are exposed to commodity price changes (note 16). Based on the Company’s net exposure at December 31, 2024, a 10% change in the price of copper would have changed pre-tax net income (loss) by $6.1 million.